UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 7, 2026

OSR HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-41390	84-5052822
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

10900 NE 4th Street, Suite 2300, Bellevue, WA	98004
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (425) 635-7700

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	OSRH	The Nasdaq Stock Market LLC
Redeemable warrants, exercisable for shares of common stock at an exercise price of $11.50 per share	OSRHW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Amendment No. 2 to Common Stock Purchase Agreement

On April 7, 2026, OSR Holdings, Inc. (the “Company”) entered into Amendment No. 2 to the Common Stock Purchase Agreement (the “ELOC Amendment”) with White Lion Capital, LLC, d/b/a White Lion GBM Innovation Fund (“White Lion”), which amends that certain Common Stock Purchase Agreement, dated February 25, 2025, as previously amended.

The ELOC Amendment introduces additional purchase mechanisms permitting the Company, subject to specified conditions, to deliver intraday purchase notices and fixed purchase notices to White Lion.

An intraday purchase notice allows the Company to request the purchase of shares based on 90% of the volume-weighted average price (“VWAP”) of the Company’s common stock during the applicable trading day.

A fixed purchase notice allows the Company to request the purchase of shares based on 90% of the VWAP of the Company’s common stock over the three consecutive business days immediately preceding the applicable notice date.

The amendment provides for related closing procedures and timing, including settlement generally within one business day following the applicable valuation period or notice date.

The ELOC Amendment also includes threshold price adjustment provisions applicable to certain purchase notices (excluding fixed purchase notices), pursuant to which, if the market price of the Company’s common stock falls to or below a specified threshold price during the applicable valuation period, the purchase price may be based on 99% of such threshold price, as provided in the agreement.

In addition, the ELOC Amendment revises certain defined terms, including “Purchase Notice” and “Purchase Notice Limit,” and adds new forms of purchase notices to the agreement.

Note Purchase Agreement

Also on April 7, 2026, the Company entered into a Note Purchase Agreement (the “Note Purchase Agreement”) with White Lion, pursuant to which the Company agreed to issue a Senior Secured Convertible Promissory Note in the principal amount of $1,055,555.55 (the “Note”).

In consideration for the issuance of the Note, the Company received (i) $500,000 in cash and (ii) a reduction of $2,019,290 of amounts outstanding under an existing warrant held by White Lion, resulting in such warrant having no remaining value and being effectively cancelled.

Senior Secured Convertible Promissory Note

The Note bears interest at a rate of 5% per annum and matures on the nine-month anniversary of its issuance date.

The Note is convertible, at the option of the holder, into shares of the Company’s common stock at a fixed conversion price of $1.00 per share, subject to adjustment, or, under certain conditions, at a discounted market-based conversion price.

The Note is not convertible until the six-month anniversary of its issuance date, unless an Event of Default has occurred.

The Note includes a beneficial ownership limitation, which generally restricts conversion to the extent that the holder and its affiliates would beneficially own more than 4.99% of the Company’s outstanding common stock, subject to increase to 9.99% upon notice.

The Note constitutes a senior secured obligation of the Company and is secured by substantially all of the Company’s assets. The Note also contains customary covenants, events of default, and remedies.

The Note was issued in a private placement exempt from registration under the Securities Act of 1933, as amended, and any shares of common stock issuable upon conversion of the Note will be subject to resale restrictions under Rule 144 thereunder.

General

The foregoing descriptions of the ELOC Amendment, the Note Purchase Agreement, and the Note do not purport to be complete and are qualified in their entirety by reference to the full text of such agreements, copies of which are filed as exhibits to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under “Note Purchase Agreement” and “Senior Secured Convertible Promissory Note” in Item 1.01 is incorporated herein by reference.

On April 7, 2026, the Company issued the Note in the original principal amount of $1,055,555.55, bearing interest at 5% per annum and maturing in nine months.

The Note is convertible into shares of the Company’s common stock at the option of the holder, subject to the terms described above, and is secured by substantially all assets of the Company.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth in Items 1.01 and 2.03 is incorporated herein by reference.

The issuance of the Note and the shares of common stock issuable upon conversion thereof were made in reliance upon exemptions from registration under the Securities Act of 1933, as amended, including Section 4(a)(2) and/or Rule 506 of Regulation D.

White Lion represented that it is an accredited investor, and the securities were issued without general solicitation or general advertising.

The securities described above have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption.

Item 7.01 Regulation FD Disclosure.

On April 9, 2026, OSR Holdings, Inc. (the “Company”) issued a press release announcing the entry into the Amendment No. 2 to the Common Stock Purchase Agreement and the issuance of a Senior Secured Convertible Promissory Note.

A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished under this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT INDEX

Exhibit No.	Description
10.1	Amendment No. 2 to Common Stock Purchase Agreement, dated April 7, 2026 between OSR Holdings, Inc. and White Lion Capital LLC.
10.2	Note Purchase Agreement, dated April 7, 2026, between OSR Holdings, Inc. and White Lion Capital LLC.
10.3	Senior Secured Convertible Promissory Note, dated April 7, 2026, between OSR Holdings, Inc. and White Lion Capital LLC.
99.1	Press Release, dated April 9, 2026, titled “OSR Holdings Eliminates $2.02 Million Warrant Overhang with Premium-Priced Convertible Note”
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 9, 2026

OSR HOLDINGS, INC.

By:	/s/ Kuk Hyoun Hwang
	Name:	Kuk Hyoun Hwang
	Title:	Chief Executive Officer

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